UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 1, 2019 (July 30, 2019)

SUTTER ROCK CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sansome Street

Suite 730

San Francisco, CA 94104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 235-4769

GSV Capital Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On and effective July 30, 2019, the Company changed its name to “Sutter Rock Capital Corp.” from “GSV Capital Corp” (the “Name Change”) by filing Articles of Amendment (the “Articles of Amendment”) to its Articles of Amendment and Restatement, as amended (the “Charter”), with the Department of Assessments and Taxation of the State of Maryland to effect the Name Change. In accordance with the Maryland General Corporation Law and the Charter, the Company’s board of directors approved the Name Change and the Articles of Amendment. Stockholder approval was not required.

Trading Symbol

In connection with the Name Change, the trading symbol for the Company’s shares of common stock on the Nasdaq Capital Market changed to “SSSS” from “GSVC” effective August 1, 2019.

Amended and Restated Bylaws

In connection with the Name Change, the Company’s board of directors also approved an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”) to reflect the Name Change. The Amended and Restated Bylaws became effective on July 30, 2019 and did not require stockholder approval.

The foregoing descriptions of the Articles of Amendment and the Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On July 31, 2019, the Company issued a press release regarding the Name Change, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 3.1	Articles of Amendment
Exhibit 3.2	Amended and Restated Bylaws
Exhibit 99.1	Press release dated July 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2019	SUTTER ROCK CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Treasurer and Corporate Secretary